ALPS ETF TRUST

RIVERFRONT DYNAMIC US DIVIDEND ADVANTAGE ETF (NYSE ARCA: RFDA)

RIVERFRONT DYNAMIC US FLEX-CAP ETF (NYSE ARCA: RFFC)

(THE “FUNDS”)

SUPPLEMENT DATED DECEMBER 30, 2016

TO THE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 7, 2016, AS SUPPLEMENTED

Effective December 31, 2016, Sam Turner is no longer serving as a co-portfolio manager of the Funds. Therefore, all references to Sam Turner in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted as of that date.  Michael Jones, CFA, Chairman and Chief Investment Officer; Doug Sandler, CFA, Chief US Equity Officer; Adam Grossman, CFA, Chief Global Equity Officer; Chris Konstantinos, CFA, Director of International Portfolio Management; and Scott Hays, Quantitative Portfolio Manager, of RiverFront, will remain as co-portfolio managers of the Funds.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.